Phosphate and Potash Market Volatility
Déjà Vu All Over Again?
Ohio AgriBusiness Association and OSU Extension
2011 Crop Production Conference
Columbus, OH
January 6, 2011
Dr. Michael R. Rahm
Vice President, Market and Strategic Analysis
The Mosaic Company
Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, and implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit;
other difficulties or delays in receiving, or increased costs, or revocation, of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central
Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including among others asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resource taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in
The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Topics
January 2011 vs. January 2008
Powerful Demand Drivers – Upbeat Forecasts
Phosphate Outlook:
Surging Demand – Uncertain Supply
Potash Outlook:
Increasingly Tight Fundamentals
Factors to Watch (and Handicap)

January 2011 vs. January 2008

Current prices for crop nutrient products are at
roughly the same levels as 2008
Weekly published prices
2007/2008 - Jul 1 2007 to Dec 31 2008
2010/2011 - Jul 1 2010 to Dec 31 2010
200
300
400
500
600
700
800
900
Jul Oct Jan Apr Jul Oct
$ Tonne
Mideast Granular Urea Prices
2007/2008 2010/2011
Source: Fertilizer Week America
200
400
600
800
1000
1200
1400
Jul Oct Jan Apr Jul Oct
$ Tonne
Tampa fob DAP Prices
2007/2008 2010/2011
Source: Fertecon
200
300
400
500
600
700
800
900
1000
1100
Jul Oct Jan Apr Jul Oct
$ Tonne
Brazil cnf MOP Prices
2007/2008 2010/2011
Source: ICIS

Nearby corn and soybean prices are higher,
but wheat prices are less than in 2008
Daily Close of Nearby Futures Contract
2007/2008 - Jul 1 2007 to Dec 31 2008
2010/2011 - Jul 1 2010 to Jan 3 2011
3.0
4.0
5.0
6.0
7.0
8.0
Jul Oct Jan Apr Jul Oct
$ BU
Corn Prices
2007/2008 2010/2011
Source: CBOT
7.0
9.0
11.0
13.0
15.0
17.0
Jul Oct Jan Apr Jul Oct
$ BU
Soybean Prices
2007/2008 2010/2011
Source: CBOT
4.0
6.0
8.0
10.0
12.0
14.0
Jul Oct Jan Apr Jul Oct
$ BU
HRW Wheat Prices
2007/2008 2010/2011
Source: KCBOT

But much higher prices for other commodities -
implying greater competition for acres in 2011
Daily Close of Nearby Futures Contract
2007/2008 - Jul 1 2007 to Dec 31 2008
2010/2011 - Jul 1 2010 to Jan 3 2011
1200
1700
2200
2700
3200
3700
4200
4700
Jul Oct Jan Apr Jul Oct
RM
Tonne
Palm Oil Prices
2007/2008 2010/2011
Source: Kuala Lumpur Exchange
5
10
15
20
25
30
35
40
Jul Oct Jan Apr Jul Oct
CTS LB
Sugar (#11) Prices
2007/2008 2010/2011
Source: ICE
30
50
70
90
110
130
150
170
Jul Oct Jan Apr Jul Oct
CTS LB
Cotton Prices
2007/2008 2010/2011
Source: ICE

Oil prices are about the same but natural gas
prices are significantly less than in 2008
Daily Close of Nearby Futures Contract
2007/2008 - Jul 1 2007 to Dec 31 2008
2010/2011 - Jul 1 2010 to Jan 3 2011
20
40
60
80
100
120
140
160
Jul Oct Jan Apr Jul Oct
$ BBL
WTI Crude Oil Prices
2007/2008 2010/2011
Source: NYMEX
2
4
6
8
10
12
14
Jul Oct Jan Apr Jul Oct
$ MMBtu
HH Natural Gas Prices
2007/2008 2010/2011
Source: NYMEX

100
200
300
400
500
600
700
800
900
1000
Jul Oct Jan Apr Jul Oct
$ Tonne
India cnf Ammonia Prices
2007/2008 2010/2011
Source: Fertecon
0
100
200
300
400
500
600
700
800
Jul Oct Jan Apr Jul Oct
$ Tonne
China cnf Sulphur Prices
2007/2008 2010/2011
Source: Fertecon
Weekly published prices
2007/2008 - Jul 1 2007 to Dec 31 2008
2010/2011 - Jul 1 2010 to Dec 31 2010
Ammonia prices are higher, but sulphur prices
are lower than in 2008 – less cost pressure

The ratio of the crop nutrient price index to
the crop price index has declined in 2010
0.50
0.75
1.00
1.25
1.50
1.75
2.00
2.25
2.50
00 02 04 06 08 10
Crop Nutrient Price Index/Crop Price Index Ratio
Ratio Average

Powerful Demand Drivers - Upbeat Demand Forecasts

Strong price signals – an acreage donnybrook
Daily Close of New Crop Options January 1 2010 to January 3 2011
3.75
4.00
4.25
4.50
4.75
5.00
5.25
5.50
5.75
Jan Apr Jul Oct Jan
$ BU
New Crop Corn Prices
Dec 2011
Dec 2012
Source: CBOT
9.00
9.50
10.00
10.50
11.00
11.50
12.00
12.50
13.00
13.50
Jan Apr Jul Oct Jan
$ BU New Crop Soybean Prices
Nov 2011
Source: CBOT
5.20
5.60
6.00
6.40
6.80
7.20
7.60
8.00
8.40
8.80
9.20
Jan Apr Jul Oct Jan
$ BU New Crop HRW Wheat Prices
July 2011
July 2012
Source: KCBOT
Nov 2012

Daily Close of Nearby Futures Contract January 1 2010 to January 3 2011
And not just corn
12
16
20
24
28
32
36
Jan Apr Jul Oct Jan
CTS/LB
Sugar (#11) Price
Daily Close of Nearby Futures Contract
Source: ICE
60
80
100
120
140
160
180
Jan Apr Jul Oct Jan
CTS/LB
Cotton Price
Daily Close of Nearby Futures Contract
Source: ICE
9
10
11
12
13
14
15
Jan Apr Jul Oct Jan
CTS/LB
Rice (#2) Price
Daily Close of Nearby Futures Contract
Source: CBOT

Is it speculative exuberance?

-900,000
-800,000
-700,000
-600,000
-500,000
-400,000
-300,000
-200,000
-100,000
0
100,000
200,000
300,000
400,000
500,000
600,000
1/3/2006 7/3/2006 1/3/2007 7/3/2007 1/3/2008 7/3/2008 1/3/2009 7/3/2009 1/3/2010 7/3/2010
Contracts
Source:  CFTC Commitments of Traders Weekly Report
Corn
Net Position by Futures Market Participants
Data thru December 28, 2010
Large Commercial Hedgers Large Speculative Traders
Commodity Index Traders
Small Non-Reportable Positions

Or is it fundamental strength? 15 0 25 50 75 100 125 150 175 200 225 70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10 Mil Tonnes World Corn Stocks China Rest of World Source: USDA

Or is it fundamental strength?

0
7
14
21
28
35
42
49
56
63
70
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10
Pct of Use Bil Bu
U.S. Corn Stocks
Stocks Pct of Use
Source: USDA and Mosaic
Key Assumptions for 2011/12
Planted acreage:  92.5 million
Trend Yield:  163.2 bu acre
Total use:  13.55 bil bu

Strong global growth expected in 2011/12
100.0
110.0
120.0
130.0
140.0
150.0
160.0
170.0
180.0
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10E 11/12F
Mil Tonnes
Source:  IFA December 2010
World Nutrient Use
75.0
80.0
85.0
90.0
95.0
100.0
105.0
110.0
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10E 11/12F
Mil Tonnes N
Source:  IFA December 2010
World Nitrogen Use
25.0
27.5
30.0
32.5
35.0
37.5
40.0
42.5
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10E 11/12F
Mil Tonnes P O
Source:  IFA December 2010
World Phosphate Use
15.0
17.5
20.0
22.5
25.0
27.5
30.0
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10E 11/12F
Mil Tonnes K O
Source:  IFA December 2010
World Potash Use
2
2
5

U.S. demand projected to grow 10%
16
17
18
19
20
21
22
23
24
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10E 11F
Mil Tons
Fertilizer Year Ending June 30
U.S. Nutrient Use
Source: AAPFCO and Mosaic
10.5
11.0
11.5
12.0
12.5
13.0
13.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10E 11F
Mil Tons N
Fertilizer Year Ending June 30
U.S. Nitrogen Use
Source: AAPFCO and Mosaic
3.0
3.5
4.0
4.5
5.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10E 11F
Fertilizer Year Ending June 30
U.S. Phosphate Use
Source: AAPFCO and Mosaic
2.0
3.0
4.0
5.0
6.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10E 11F
Fertilizer Year Ending June 30
U.S. Potash Use
Source: AAPFCO and Mosaic
Mil Tonnes P O
2 5
Mil Tonnes K O
2

60
65
70
75
80
85
90
95
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Acres
U.S. Corn Planted Acres
Source: USDA and Mosaic
60
65
70
75
80
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Acres
U.S. Soybean Planted Acres
Source: USDA and Mosaic
Positive U.S. demand drivers
30
40
50
60
70
80
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Acres
U.S. Wheat Planted Acres
Source: USDA and Mosaic
6
8
10
12
14
16
18
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Acres
U.S. Cotton Planted Acres
Source: USDA and Mosaic

Phosphate Outlook: Surging Demand – Uncertain Supply

Market stable to slightly softer during this
seasonally slow period

100
150
200
250
300
350
400
450
500
550
600
650
00 01 02 03 04 05 06 07 08 09 10 11
$ MT
DAP Prices
fob Tampa Vessel
Source: Fertecon
100
150
200
250
300
350
400
450
500
550
600
00 01 02 03 04 05 06 07 08 09 10 11
$ ST
DAP Prices
NOLA Barge
Source: Green Markets

25
30
35
40
45
50
55
60
65
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
DAP/MAP/TSP
World Processed Phosphate Shipments
Surging global phosphate shipments

Source: Fertecon and Mosaic (Forecast Range for 2011, Trend 1995-2010)

Record phosphate trade

0
5
10
15
20
25
30
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
DAP/MAP/TSP
World Processed Phosphate Import Demand
(Excludes China)
Other Latin America Asia less China Europe
Source: Fertecon, IFA and Mosaic

U.S. DAP/MAP exports stable in 2010/11
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Tons
U.S. DAP and MAP Exports
Source: TFI and Mosaic
Fertilizer Year Ending June 30

0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Oct
Mil Tons
U.S. DAP and MAP Exports
Source: TFI
U.S. exports off 7% FY 2010/11 YTD

4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
8.5
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
5.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09E 10F 11F
Mil Tons
DAP/MAP
Mil Tons
P
2
O
5
U.S. Phosphate Use and DAP/MAP Shipments
Phosphate Use DAP/MAP Shipments
Source: AAPFCO, TFI and Mosaic Fertilizer Year Ending June 30
U.S. shipments forecast to climb another 13%

Strong Spring shipments are expected
following an outstanding fall season

Source: TFI, US Department of Commerce and Mosaic
0.0
1.0
2.0
3.0
4.0
5.0
6.0
Jun -Nov Dec-May
Mil Tons
Implied North American Phosphate Shipments
5-Yr Min-Max Range 2010/11 5-Yr Average

28 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 Jul 07/08 Oct Jan Apr Jul 08/09 Oct Jan Apr Jul 09/10 Oct Jan Apr Jul 10/11 Oct Mil Tons U.S. DAP and MAP Production Source: TFI Production down 2% FY 2010/11 YTD

0.0
0.1
0.2
0.3
0.4
0.5
0.6
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Tons
U.S. DAP and MAP Imports
Source: TFI, USDOC, and Mosaic
Fertilizer Year Ending June 30
Surge of phosphate imports

0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Oct
Mil Tons
U.S. DAP and MAP Producer Stocks
Source: TFI
Record-low inventory level at producer sites

Bottom Line
Global shipments on a new growth trajectory
– Global phosphate shipments likely increased to 57.0 MMT in
2010 and are forecast to increase to 59-61 MMT in 2011
– Strong growth in Latin America and Asia
– U.S. shipments projected to climb to 7.5 MST in 2010/11
based on higher acreage and application rates
– “Perfect Storm” fall season in NA but more than half of
projected demand still ahead this spring
Supply uncertainties still overhang the market
– Availability and cost of raw materials
– Chinese export availability
– Startup of new capacity in Saudi Arabia
– Mosaic’s South Fort Meade mining permit
Market is expected to remain tight until new
capacity comes online

Potash Outlook: Increasingly Tight Fundamentals

100
150
200
250
300
350
400
450
500
550
00 01 02 03 04 05 06 07 08 09 10 11
$ ST
MOP Prices
Blend Grade fob U.S. Midwest Warehouse
Source: Green Markets
Prices firm based on tighter fundamentals
33
100
150
200
250
300
350
400
450
500
550
00 01 02 03 04 05 06 07 08 09 10 11
$ MT
MOP Prices
Blend Grade c&f Brazil
Source:  ICIS

25
30
35
40
45
50
55
60
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
KCL
World MOP Shipments

Global shipments back on track
Source: Fertecon and Mosaic (Forecast Range for 2011, Trend 1995-2006)

0
5
10
15
20
25
30
35
40
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10F 11F
Mil Tonnes
KCL
World MOP Import Demand
(excluding Canda > U.S. shipments)
Other Europe Latin America North America Asia
Source: Fertecon and Mosaic
Second highest world import demand

NA exports projected to increase 36%

0
2
4
6
8
10
12
14
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Tons
KCL
North American MOP Exports
U.S. Canada
Source: IPNI and Mosaic
Fertilizer Year Ending June 30

NA exports up 74% FY 2010/11 YTD 37 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 Jul 07/08 Oct Jan Apr Jul 08/09 Oct Jan Apr Jul 09/10 Oct Jan Apr Jul 10/11 Oct Mil Tons KCL North American MOP Exports Source: IPNI

NA shipments forecast to climb another 28%
5
6
7
8
9
10
11
12
13
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Tons
KCL
Mil Tons
K O
North American Potash Use and MOP Shipments
Ag Use Total Shipments
Source: IPNI and Mosaic
Fertilizer Year Ending June 30
2

“Perfect storm” fall application season in NA

Source: IPNI, US Department of Commerce and Mosaic
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
Jun -Nov Dec-May
Mil Tons
KCl
Implied North American MOP Shipments
5-Yr Min-Max Range
2010/11
5-Yr Average

NA production up 79% FY 2010/11 YTD

0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Oct
Mil Tons
KCL
North American MOP Production
Source: IPNI

Record NA imports expected in 2010/11

0.0
0.2
0.4
0.6
0.8
1.0
1.2
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F
Mil Tons
KCL
North American MOP Imports
Source: IPNI, USDOC, and Mosaic
Fertilizer Year Ending June 30

Demand pulls down NA producer inventories

0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Oct
Mil Tons
KCL
North American MOP Producer Stocks
Source: IPNI

Bottom Line
Potash shipments are back on track
– Global shipments forecast to increase to 49.7 MMT in
2010 and to 53-56 MMT in 2011
– Broad-based demand recovery
– NA shipments forecast to climb to more than 10.3 MST in
2010/11 based on higher acreage and application rates
– “Perfect Storm” fall season in NA but more than half of
projected demand still ahead this spring
Producers struggled to keep up with peak
shipments this fall
Market is expected to remain tight until new
capacity comes online

Factors to Watch
Agricultural commodity prices
– Macroeconomic developments and value of the dollar
– Weather developments during the next 60 to 120 days
• Southern Hemisphere:  La Nina effect (hot and dry Dec-Feb in southern Brazil and northern Argentina)
• Northern Hemisphere:  2011 spring planting conditions
– A Chinese surprise (i.e. significant corn imports)
– Grain and oilseed demand destruction
– Speculative positions (and what might spook the herd)
Phosphate market uncertainties
– Raw materials costs and availability
– Indian DAP subsidy for fiscal 2011/12
– Chinese export supplies
– Start-up of the Ma’aden facility
– Resolution of the South Fort Meade mine permit issue
Intangibles
– Buyer sentiment and price expectations
– Changes in distribution pipeline inventories
– P&K demand destruction

Phosphate and Potash Market Volatility
Déjà Vu All Over Again?
Ohio AgriBusiness Association and OSU Extension
2011 Crop Production Conference
Columbus, OH
January 6, 2011
Dr. Michael R. Rahm
Vice President, Market and Strategic Analysis
The Mosaic Company
Thank You!